Exhibit 99.1

FOR IMMEDIATE RELEASE

Village Farms International Announces Pure Sunfarms’ Initial Cultivation

and Sales License for Delta 2 Greenhouse / Pure Sunfarms to Begin Roll Out

of Vape Products this Summer

Vancouver, BC, May 25, 2020 – Village Farms International, Inc. (“Village Farms” or “the Company) (NASDAQ:VFF) (TSX:VFF) today announced that its majority-owned joint venture for large-scale, low-cost, high-quality cannabis production, Pure Sunfarms, has received from Health Canada its cannabis cultivation sales licence based on an initial production area within its second 1.1 million square foot greenhouse facility in Delta, British Columbia (the “Delta 2 facility”), allowing it to expand capacity as needed through successive license amendments. The Delta 2 facility is located adjacent to the 1.1 million square foot Delta 3 greenhouse facility and when in production, is expected to contribute to further lowering Pure Sunfarms’ already industry leading cost of cultivation.

“At a time when many in the industry are scaling back new construction projects, Pure Sunfarms continues to move forward with expansion of its future capacity to be ready to meet the anticipated long-term demand for its products,” said Michael DeGiglio, CEO, Village Farms International. “We planned Pure Sunfarms’ capacity based on our confidence in Pure Sunfarms’ ability to capture leading market share across multiple product categories and with its consistent ranking as the top dried cannabis brand in Ontario1, we are confident in the merit of these expansion plans.”

Pure Sunfarms to Begin Roll Out of Vape Products This Summer

On the heels of the leading market share performance of its British Columbia-grown dried cannabis products1, Pure Sunfarms is now preparing to begin the roll out of its first bottled cannabis oils, as well as its first Cannabis 2.0 offerings this summer. Pure Sunfarms’ Cannabis 2.0 roll out will begin with the launch of a selection of pre-filled 510 vape cartridges, available in the extract forms of its top-selling1 dried cannabis strains, as well as a selection of disposable vape pens – all under the highly regarded and well trusted Pure Sunfarms brand.”

“We are confident that consumers will respond to Pure Sunfarms’ Cannabis 2.0 offerings with the same enthusiastic reception that we have seen for its dried cannabis products. The roll out of its first Cannabis 2.0 products is just one of a number of near-term catalysts for Pure Sunfarms that we believe will continue to drive Pure Sunfarms’ sales and profitability growth. Pure Sunfarms is the only public Canadian cannabis company to deliver five consecutive quarters of profitability – an incredible achievement anchored in its industry leading cost of production and its high-quality, safe, attractively priced products that consumers want.”

Mr. DeGiglio added, “Our produce business is experiencing recent momentum with our ability to now better take advantage of the stronger produce pricing in the spot market. At the same time, we are making steady, tangible progress on our CBD strategy, as we actively evaluate viable near-term product and market opportunities.”

“In addition, we are increasingly optimistic about the prospect of a federally legalized cannabis market in the U.S. based on recent strong consumer usage data, the expected need for massive economic stimulus to fuel recovery post-the COVID-19 pandemic, including substantial job creation, as well as the benefit of billions of dollars of additional tax revenue that would be generated at all levels of government. California alone generated more than $1 billion in tax revenue for the State in just its first two years of legal cannabis sales.    Village Farms is well positioned to capitalize on what we believe would be the largest opportunity in the history of our Company, with one of the of the largest U.S. greenhouse footprints located in what we believe is the best growing climate for cannabis in the U.S., coupled with the invaluable experience of having already built the premier cannabis business in Canada.”

1.	Market share performance is based on calculations by Pure Sunfarms from sales information provided by the Ontario Cannabis Store.

About Village Farms International, Inc.

Village Farms is one of the largest and longest-operating vertically integrated greenhouse growers in North America and the only publicly traded greenhouse produce company in Canada. Village Farms produces and distributes fresh, premium-quality produce with consistency 365 days a year to national grocers in the U.S. and Canada from more than nine million square feet of Controlled Environment Agriculture (CEA) greenhouses in British Columbia and Texas, as well as from its partner greenhouses in British Columbia, Ontario and Mexico. The Company is now leveraging its 30 years of experience as a vertically integrated grower for the rapidly emerging global cannabis opportunity through its majority ownership of British Columbia-based Pure Sunfarms Corp., one of the single largest cannabis growing operations in the world. The Company also intends to pursue opportunities to become a vertically integrated leader in the U.S. hemp-derived CBD market, subject to compliance with all applicable U.S. federal and state laws, Village Farms has established two joint ventures, Village Fields Hemp and Arkansas Valley Green and Gold Hemp, for outdoor hemp cultivation and CBD extraction and is pursuing controlled environment hemp production at a portion of its Texas greenhouse operations, which total 5.7 million square feet of production area.

Cautionary Statement Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is subject to the safe harbor created by those sections. This press release also contains “forward-looking information” within the meaning of applicable Canadian securities law. We refer to such forward-looking statements and forward-looking information collectively as “forward-looking statements”. Forward-looking statements may relate to the Company’s future outlook or financial position and anticipated events or results and may include statements regarding the financial position, business strategy, budgets, expansion plans, litigation, projected production, projected costs, capital expenditures, financial results, taxes, plans and objectives of or involving the Company. Particularly, statements regarding future results, performance, achievements, prospects or opportunities for the Company, the greenhouse vegetable industry or the cannabis industry are forward-looking statements. In some cases, forward-looking information can be identified by such terms as “outlook”, “may”, “might”, “will”, “could”, “should”, “would”, “occur”, “expect”, “plan”, “anticipate”, “believe”, “intend”, “try”, “estimate”, “predict”, “potential”, “continue”, “likely”, “schedule”, “objectives”, or the negative or grammatical variation thereof or other similar expressions concerning matters that are not historical facts. The forward-looking statements in this press release are subject to risks that may include, but are not limited to: our limited operating history, including that of our Pure Sunfarms Corp. joint venture for the production of cannabis in Canada (our “Joint Venture”) and our start-up operations of growing hemp in the United States; the legal status of our Joint Venture; risks relating to obtaining additional financing, including our dependence upon credit facilities; potential difficulties in achieving and/or maintaining profitability; variability of product pricing; risks inherent in the cannabis, hemp and agricultural businesses; the ability of our Joint Venture to cultivate and distribute cannabis in Canada; existing and new governmental regulations, including risks related to regulatory compliance and licenses (e.g., our Joint Venture’s ability to obtain licenses for its Delta 2 greenhouse facility as well as additional licenses under the Canadian act respecting cannabis to amend to the Controlled Drugs and Substances Act, the Criminal Code and other Acts, S.C. 2018, c. 16 (Canada) for its Delta 3 greenhouse facility), and changes in our regulatory requirements; risks relating to conversion of our greenhouses to cannabis production for our Joint Venture; risks related to rules and regulations at the U.S. federal (Food and Drug Administration and United States Department of Agriculture), state and municipal levels with respect to produce and hemp; retail consolidation, technological advances and other forms of competition; transportation disruptions; product liability and other potential litigation; retention of key executives; labor issues; uninsured and underinsured losses; vulnerability to rising energy costs; environmental, health and safety risks, foreign exchange exposure, risks associated with cross-border trade; difficulties in managing our growth; restrictive covenants under our credit facilities; natural catastrophes; the ongoing and developing COVID-19 pandemic; and tax risks.

The Company has based these forward-looking statements on factors and assumptions about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Although the forward-looking statements contained in this press release are based upon assumptions that management believes are reasonable based on information currently available to management, there can be no assurance that actual results will be consistent with these forward-looking statements. Forward-looking statements necessarily involve known and unknown risks and uncertainties, many of which are beyond the Company’s control, that may cause the Company’s or the industry’s actual results, performance, achievements, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, the factors contained in the Company’s filings with securities regulators, including this press release. In particular, we caution you that our forward-looking statements are subject to the ongoing and developing circumstances related to the COVID-19 pandemic, which may have a material adverse effect on our business, operations and future financial results.

When relying on forward-looking statements to make decisions, the Company cautions readers not to place undue reliance on these statements, as forward-looking statements involve significant risks and uncertainties and should not be read as guarantees of future results, performance, achievements, prospects and opportunities. The forward-looking statements made in this press release relate only to events or information as of the date on which the statements are made in this press release. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Contact Information

  Lawrence Chamberlain

  Investor Relations

  (416) 519-4196

  lawrence.chamberlain@loderockadvisors.com